                            SCHEDULE 14A INFORMATION



                                AMENDMENT NO. 1
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



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
Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /        Preliminary Proxy Statement
                                                                  / / Confidential, for Use of
                                                                  the
                                                                    Commission Only
/X/        Definitive Proxy Statement                               (as permitted by
/ /        Definitive Additional Materials                          Rule 14a-6(e)(2))
/ /        Soliciting Material Pursuant to Rule 14a-11(c) or
           Rule 14a-12
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                           MORTON INTERNATIONAL, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


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
/ /        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

           (1)        Title of each class of securities to which transaction applies:
                      Common Stock, par value $1 per share, of New Morton International, Inc.
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           (2)        Aggregate number of securities to which transaction applies:
                      141,433,334 shares of Common Stock (as of January 31, 1997)
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           (3)        Per unit price or other underlying value of transaction computed pursuant to Exchange
                      Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): 1/50th of 1% of the book value as of December 31, 1996 of the assets to be transferred to New Morton International, Inc. ($1,788,900,000) pursuant to the transactions described in the Proxy Statement/Prospectus/Exchange Offer
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           (4)        Proposed maximum aggregate value of transaction: $1,788,900,000
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           (5)        Total fee paid: $357,780
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/ /        Fee paid previously with preliminary materials.

/X/        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)        Amount Previously Paid: $357,780
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           (2)        Form, Schedule or Registration Statement No.: 001-12825
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           (3)        Filing Party: New Morton International, Inc.
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           (4)        Date Filed: March 24, 1997
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